CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350,
 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report, of Zi Corporation (the "Company") on Form 20-F for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I Michael Lobsinger, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006.

/s/ Michael Lobsinger
Michael Lobsinger
Chief Executive Officer